March 11, 2015

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Prospectus
dated December 31, 2014

The following information supplements and supersedes any contrary information contained in the sections of the Fund's prospectus entitled "Fund Summary – BNY Mellon Asset Allocation Fund – Principal Investment Strategy" and "Fund Details – BNY Mellon Asset Allocation Fund":

The Trust's board has approved the addition of Dreyfus International Small Cap Fund as an investment option within the Developed International and Global Equities asset class of BNY Mellon Asset Allocation Fund.  The change is effective on or about April 1, 2015 (the "Effective Date").

As revised to reflect the change in the investment options of the fund, the targets and ranges (expressed as a percentage of the fund's investable assets) by asset class of the fund as of the Effective Date are as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund Dreyfus Research Growth Fund, Inc. Dreyfus Strategic Value Fund	36%	20% to 45%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Multi-Strategy Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	14%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund Dreyfus International Small Cap Fund	10%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	5%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund BNY Mellon Corporate Bond Fund Dreyfus Inflation Adjusted Securities Fund	22%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund Dreyfus Floating Rate Income Fund	4%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Dynamic Total Return Fund (Dreyfus) Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

Description of the Asset Classes

The following describes the additional underlying fund in which the fund may invest to gain investment exposure to the Developed International and Global Equities asset class.

Developed International and Global Equities

Dreyfus International Small Cap Fund invests in common stocks and other equity securities of small cap foreign companies. This underlying fund considers foreign companies to be those companies organized or with their principal place of business, or majority of assets or business, in countries represented in the S&P® Developed Ex-U.S. Small Cap Index, the underlying fund's benchmark. This underlying fund considers small cap companies to be those companies with total market capitalizations that fall within the range of the capitalizations of the companies that comprise the S&P® Developed Ex-U.S. Small Cap Index. As of September 30, 2014, the total market capitalizations of the largest and smallest companies in the S&P® Developed Ex-U.S. Small Cap Index were approximately $14.8 billion and $41 million, respectively, and the mean and median total market capitalizations of the Index were approximately $2.7 billion and $576 million, respectively. This underlying fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. This underlying fund's portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the S&P® Developed Ex-U.S. Small Cap Index and use the sector weightings of the Index as a guide, but the fund’s country and sector weightings may vary from those of the Index. This underlying fund's stock selection process is designed to produce a diversified portfolio that, relative to the S&P® Developed Ex-U.S. Small Cap Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

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March 11, 2015

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Statement of Additional Information
dated December 31, 2014

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information relating to BNY Mellon Asset Allocation Fund:

The Trust's board has approved the addition of Dreyfus International Small Cap Fund as an investment option within the Developed International and Global Equities asset class of BNY Mellon Asset Allocation Fund. This change is effective on or about April 1, 2015.

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